UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2008

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GENERAL METALS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	000-24189	65-0488983
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

615 Sierra Rose Drive,  Reno NV  89511

(Address of Principal Executive Office) (Zip Code)

(775) 621-5400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

Effective July 9, 2008, we issued 8,000 units at a purchase price of $0.15 per unit for gross proceeds of $1,200 to one subscriber.  Each unit consists of two common shares and one common share purchase warrant.  Each warrant entitling the holder to purchase one share of our common stock at a price of $0.20 per share for a period of 24 months from the date of issuance.  All of the securities were issued to a U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective July 15, 2008, we issued 200,000 units at a purchase price of $0.15 per unit for gross proceeds of $30,000 to one  subscriber.  Each unit consists of two common shares and one common share purchase warrant.  Each warrant entitling the holder to purchase one share of our common stock at a price of $0.20 per share for a period of 24 months from the date of issuance.  All of the securities were issued to a U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective September 5, 2008, we issued 234,000 units at a purchase price of $0.15 per unit for gross proceeds of $35,100 to two subscribers.  Each unit consists of two common shares and one common share purchase warrant.  Each warrant entitling the holder to purchase one share of our common stock at a price of $0.20 per share for a period of 24 months from the date of issuance.  All of the securities were issued to U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective September 15, 2008, we issued 201,000 units at a purchase price of $0.15 per unit for gross proceeds of $30,150 to three subscribers.  Each unit consists of two common shares and one common share purchase warrant.  Each warrant entitling the holder to purchase one share of our common stock at a price of $0.20 per share for a period of 24 months from the date of issuance.  All of the securities were issued to U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective September 19, 2008, we issued 170,000 common shares as payment of interest and an inducement to provide a loan, to one loan holder. All of the securities were issued to a U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective September 22, 2008, we issued an aggregate of 521,000 common shares as compensation for services rendered by four (4) service providers.  All of the securities were issued to U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective September 22, 2008, we issued an aggregate of 2,665,000 common shares to eight (8) U.S. individuals in connection with consulting agreements.  The shares were issued under our registration statement filed with the Securities and Exchange Commission on June 16, 2008.

Effective September 26, 2008, we issued an aggregate of 1,579,000 common shares to three (3) U.S. individuals in connection with consulting agreements.  The shares were issued under our registration statement filed with the Securities and Exchange Commission on June 16, 2008.

Effective October 1, 2008, we issued 47,500 units at a purchase price of $0.10 per unit for gross proceeds of $4,000 to three subscribers.  Each unit consists of two common shares and one common share purchase warrant.  Each warrant entitling the holder to purchase one share of our common stock at a price of $0.15 per share for a period of 24 months from the date of issuance.  All of the securities were issued to U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL METALS CORPORATION

By:	/s/ Stephen Parent
Stephen Parent President and Chief Executive Officer

Date:  October 24, 2008

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